UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 1, 2011
GERBER SCIENTIFIC, INC.
(Exact name of Registrant as specified in its charter)

CONNECTICUT	001-05865	06-0640743

(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

24 Industrial Park Road West, Tolland, Connecticut	06084

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code:	(860) 870-2890

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
As previously disclosed, Gerber Scientific, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vector Knife Holdings (Cayman), Ltd. (“Parent”) and Knife Merger Sub, Inc. (“Merger Sub”), controlled affiliates of Vector Capital Corporation (“Vector”), on June 10, 2011. The Merger Agreement provides for the merger (the “Merger”) of Merger Sub with and into the Company, with the Company surviving the Merger as a wholly owned subsidiary of Parent.
On July 29, 2011, the Company entered into a Memorandum of Understanding to settle a purported shareholder class action lawsuit, which sought, among other relief, enjoining of the Merger. Additional information regarding the Merger and the settlement is provided in a supplement, dated August 1, 2011, to the Company’s definitive proxy statement, dated July 22, 2011. A copy of the supplement to the proxy statement is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Important Information
The Company has filed with the Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement regarding the proposed acquisition of the Company by Vector. Investors and security holders are urged to read the definitive proxy statement relating to such acquisition and any other relevant documents filed with the SEC because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com. In addition, the definitive proxy statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Gerber Scientific, Inc., c/o Investor Relations, 24 Industrial Park Road West, Tolland, CT 06084 USA, telephone: 860-870-2890.
Certain Information Regarding Participants
The Company, its directors, executive officers and certain employees may be deemed to be participants in the solicitation of the Company’s security holders in connection with the proposed acquisition of the Company by Vector. Security holders may obtain information regarding the names, affiliations and interests of such individuals in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which was filed with the SEC on June 29, 2011. Additional information regarding the interests of such individuals can also be obtained from the definitive proxy statement relating to the proposed acquisition of the Company by Vector. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at www.gerberscientific.com.
Forward-looking Statements
Certain statements herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as “anticipates,” “will,” “could,” “should,” “believes,” “expects,” “estimates,” “intends,” “plans,” “projects,” and similar expressions, may identify such forward-looking statements. Such forward-looking statements involve risks and uncertainties regarding the Company’s expected financial condition, results of operations and cash flows. For information identifying other important economic, political, regulatory, legal, technological, competitive and other uncertainties, readers are referred to the Company’s filings with the SEC, including but not limited to, the information included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2011, which outlines certain important risks regarding the Company’s forward-looking statements, as well as information included in subsequently filed Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks include, but are not limited to, delays in the Company’s new product development and commercialization, intense competition in markets for each of the Company’s operating segments, rapid technological advances, availability and cost of raw materials, adverse economic and credit market conditions, volatility in foreign currency exchange rates, fluctuations in interest rates and the parties’ ability to consummate the proposed acquisition of the Company by Vector. Actual future results or events may differ materially from these forward-looking statements. The forward-looking statements contained herein are made as of the date of this filing and the Company expressly disclaims any obligation to update any of these forward-looking statements, except as required by law.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following document is furnished herewith as an exhibit to this report:

Exhibit
Number	Description of Exhibit
99.1	Proxy supplement dated August 1, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERBER SCIENTIFIC, INC.
Date: August 1, 2011	By:	/s/ William V. Grickis, Jr.
William V. Grickis, Jr.
Senior Vice President, Secretary & General Counsel

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Proxy supplement dated August 1, 2011

5